Exhibit j

                         CONSENT OF INDEPENDENT AUDITORS

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We consent to the use of our reports dated December 11, 1998 incorporated herein by reference and to the references to our firm under the captions "Financial Highlights" in the prospectuses and "Independent Auditors" in the statements of additional information.

                                                              /s/ KPMG LLP
                                                              KPMG LLP
Hartford, Connecticut
July 29, 1999